EXHIBIT 21 — Subsidiaries of Registrant, Clear Channel Communications, Inc.

Name	State of Incorporation

* See note below

*1567 Media, LLC	DE
*50 2027Th Street LIC, Inc.	NY
*701 W. 135th Corp	NY
Ackerley Broadcast Operations, LLC	DE
Ackerley Broadcasting of Fresno, LLC	DE
Ackerley Ventures, Inc.	WA
AK Mobile Television, Inc.	WA
AMFM Air Services, Inc.	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Holdings, Inc.	DE
AMFM Inc.	DE
AMFM Interactive, Inc.	DE
AMFM Internet Holding, Inc.	DE
AMFM Michigan, LLC	DE
AMFM Operating, Inc.	DE
AMFM Radio Group, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Shamrock Texas, Inc.	TX
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LP	DE
AMFM Texas, LLC	DE
AMFMi Direct, Inc.	DE
Austin Tower Company	DE
Bel Meade Broadcasting Corporation, Inc.	DE
Broadcast Architecture, Inc.	MA
Broadcast Finance, Inc.	OH
Capstar Broadcasting Partners, Inc.	DE
Capstar Radio Operating Company	DE
Capstar TX, LP	DE
CC Broadcast Holdings, Inc.	NV
CC Holdings-Nevada, Inc.	NV
CC Identity GP, LLC	DE
CC Identity Holdings, Inc.	NV
CC Licenses, LLC	DE
CCB Texas Licenses, LP	TX
CCBL FCC Holdings, Inc.	NV
CCBL GP, LLC	DE
Central NY News, Inc.	WA
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA

Citi GP, LLC	DE
Citicasters Co.	OH
Citicasters FCC Holdings, Inc.	NV
Citicasters Licenses, LP	NV
*Clear Channel Adshel, Inc.	DE
Clear Channel Aviation, LLC	DE
*Clear Channel Brazil Holdco, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Broadcasting, Inc.	NV
Clear Channel Collective Marketing, LLC	DE
Clear Channel Communications, Inc.	TX
Clear Channel Communications International, Inc.	NV
Clear Channel Company Store, Inc.	NV
*Clear Channel Digital Mall Networks, LLC	DE
Clear Channel GP, LLC	DE
Clear Channel Holdings, Inc.	NV
Clear Channel Identity, LP	TX
Clear Channel Intangibles, Inc.	DE
Clear Channel Investments, Inc.	NV
*Clear Channel LA, LLC	DE
Clear Channel Management Services, LP	TX
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Movement, Inc.	DE
*Clear Channel Outdoor Holdings Company Canada (FKA Eller Holdings Company Canada)	DE
Clear Channel Outdoor Holdings Inc. (FKA Eller Media Corporation)	DE
Clear Channel Outdoor, Inc.	DE
Clear Channel Real Estate, LLC	DE
Clear Channel Satellite Services, Inc.	DE
*Clear Channel Spectacolor, LLC	DE
*Clear Channel Taxi Advertising, Corp	NY
*Clear Channel Taxi Media, LLC	DE
Clear Channel Technology Development, Inc.	DE
Clear Channel Wireless, Inc.	NV
Clear Channel Worldwide Holdings, Inc.	NV
Clearmart, Inc.	NV
Critical Mass Media	OH
*Eller Taxi TV, LLC	DE
*Eltex Investment Corp.	DE
*Exceptional Outdoor, Inc.	FL
*Interstate Bus Shelter, Inc.	PA
Jacor Broadcasting Corporation	OH
Jacor Broadcasting Of Colorado, Inc.	CO
Jacor Broadcasting Of Denver, Inc.	CA
Jacor Communications Company	FL
Jacor/Premiere Holding, Inc.	DE

Jamboree In The Hills	DE
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing, Inc.	DE
*Keller Booth Sumners JV	TX
*Kelnic II JV	DE
KTZMedia Corporation	DE
KVOZ TV, Ltd.	BRITISH COLUMBIA
Lubbock Tower Company	TX
M Street Corp	WA
M Street, LLC	OH
MJI Broadcasting, Inc.	NY
Netstar Communications, LLC	DE
Oklahoma City Tower Company	DE
Osborn Entertainment Enterprises Corporation	DE
*Outdoor Management Services, Inc.	NV
Premiere Radio Networks, Inc.	DE
Radio-Active Media, Inc.	DE
*Shelter Advertising Of America, Inc.	DE
TC Aviation, Inc.	OR
Terrestrial RF Licensing, Inc.	NV
The New Research Group, Inc.	NV
*Transportation Media Of Texas JV	TX

Name	Country Of Incorporation

Adcart AB*	Sweden
Adshel (Brazil) Ltda*	Brazil
Adshel Argentina*	Argentina
Adshel Ireland Limited*	Ireland
Adshel Ltd.*	United Kingdom
Adshel Ltda*	Brazil
Adshel NI Ltd.*	United Kingdom
Affitalia*	Italy
Allied Outdoor Advertising Ltd.*	United Kingdom
Arcadia Cooper Properties Ltd.*	United Kingdom
Aristex*	Estonia
ARN Holdings Pty Ltd.	Australia
Barnett And Son Ltd.*	United Kingdom
Bk Studi BV*	Netherlands
BPS London Ltd.*	United Kingdom
BPS Ltd.*	United Kingdom
C.F.D. Billboards Ltd.*	United Kingdom
CC Cayco Ltd.*	Cayman Islands
Cc Haidemenos Hellas Societe Anonyme *	Greece

Name	Country Of Incorporation
CC International BV*	Netherlands
CC International Holdings BV*	Netherlands
CC LP BV*	Netherlands
CC Netherlands BV I.O.*	Netherlands
CCO Ontario Holding, Inc.*	Canada
China Outdoor Media Investment (HK) Co., Ltd.*	Hong Kong
China Outdoor Media Investment, Inc. *	British Virgin Islands
City Lights Ltd.*	United Kingdom
Clear Channel Acir Holdings NV	Netherlands Antilles
Clear Channel Adshel AS *	Norway
Clear Channel Airport Pte Ltd *	Singapore
Clear Channel Australia Pty Ltd.	Australia
Clear Channel Baltics & Russia Limited *	Russia
Clear Channel Baltics And Russia AB *	Sweden
Clear Channel Banners Limited *	United Kingdom
Clear Channel Belgium SA *	Belgium
Clear Channel Brazil Holding Ltda.*	Brazil
Clear Channel Communications India Pvt Ltd *	India
Clear Channel CP III BV*	Netherlands
Clear Channel CP IV BV*	Netherlands
Clear Channel CV*	Netherlands
Clear Channel Danmark A/S *	Denmark
Clear Channel Espectaculos*	Spain
Clear Channel Estonia A/S*	Estonia
Clear Channel European Holdings SAS *	France
Clear Channel Finland *	Sweden
Clear Channel France *	France
Clear Channel Gibraltar	Gibraltar
Clear Channel Hillenaar BV *	Netherlands
Clear Channel Holding AG *	Switzerland
Clear Channel Holding Italia*	Italy
Clear Channel Holdings CV*	Netherlands
Clear Channel Holdings, Ltd.*	United Kingdom
Clear Channel Hong Kong Ltd.*	Hong Kong
Clear Channel Ireland Ltd. *	Ireland
Clear Channel Italy Outdoor SRL *	Italy
Clear Channel Jolly Pubblicita *	Italy
Clear Channel KNR Neth Antilles NV*	Netherlands Antilles
Clear Channel Latvia *	Latvia
Clear Channel Lietuva*	Lithuania
Clear Channel More France SA *	France
Clear Channel NI Ltd.*	United Kingdom
Clear Channel Norway AS *	Norway
Clear Channel Outdoor Mexico, Servicious Corporativos, SA de CV *	Mexico

Name	Country Of Incorporation
Clear Channel Outdoor Company Canada*	Canada
Clear Channel Outdoor Limited *	United Kingdom
Clear Channel Outdoor Mexico SA de CV *	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV *	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SA de CV *	Mexico
Clear Channel Outdoor Spanish Holdings S.L.*	Spain
Clear Channel Overseas Ltd. *	United Kingdom
Clear Channel Pacific *	Singapore
Clear Channel Plakanda GmbH*	Switzerland
Clear Channel Poland Sp.Z.O.O. *	Poland
Clear Channel Sales AB *	Sweden
Clear Channel Sao Paulo Participacoes Ltda*	Brazil
Clear Channel Singapore *	Singapore
Clear Channel Solutions*	United Kingdom
Clear Channel South Africa Invest. Pty Ltd.*	South Africa
Clear Channel South America S.A.C.*	Peru
Clear Channel Sverige AB *	Sweden
Clear Channel Tanitim Ve Lierisin AS *	Turkey
Clear Channel UK Ltd *	United Kingdom
Clear Media Limited*	Bermuda
Comurben SA*	Morocco
Dauphin Adshel *	France
Defi Asia*	Hong Kong
Defi Beijing Signage*	China
Defi Belgique *	Belgium
Defi Deutschland GmbH*	Germany
Defi France SAS *	France
Defi Group Asia*	Hong Kong
Defi Group SAS *	France
Defi Italia*	Italy
Defi Neolux *	Portugal
Defi Pologne*	Poland
Defi Reklam*	Hungary
Defi Russie*	Russia
Defi Ukraine*	Ukraine
Dolis*	Netherlands
Eirtam Reklaam LIC*	Estonia
Eller Holding Company Cayman I*	Cayman Islands
Eller Holding Company Cayman II*	Cayman Islands
Eller Media Asesarris Y Comercializacion Publicataria*	Chile
Eller Media Servicios Publicitarios Ltd*	Chile
Epiclove Ltd.*	United Kingdom
Equipamientos Urbanos de Canarias SA*	Spain
Expoplakat Ltd.*	Sweden

Name	Country Of Incorporation
Foxmark*	United Kingdom
France Bus*	France
France Rail Publicite*	France
Giganto Holding Cayman*	Cayman Islands
Giganto Outdoor*	Chile
Grosvenor Advertising Ltd.*	United Kingdom
Hainan Whitehorse Outdoor Advertising Media Investment Ltd.*	Hong Kong
Hillenaar Outdoor Advertising BV*	Netherlands
Hillenaar Services BV*	Netherlands
Iberdefi (Espagne)*	Spain
Idea Piu*	Poland
Illuminated Awnings Systems Ltd.*	Ireland
Infotrak SA*	Switzerland
Interpubli Werbe*	Switzerland
Kms Advertising Ltd.*	United Kingdom
L “Efficience Publicitaire SA*	Belgium
L & C Outdoor Comunicacao Visual Ltda.*	Brazil
Landimat*	France
Mars Reklam Ve Producksiyon AS*	Turkey
Maurice Stam Ltd*	United Kingdom
Metrabus*	Belgium
Ming Wai *	British Virgin Islands
Mof Adshel Ltd.*	United Kingdom
More Communications Ltd.*	United Kingdom
More Group Australia Pty Ltd.*	Australia
More Media Ltd.*	United Kingdom
More O’Ferral Ltd.*	United Kingdom
More O’Ferrall Ireland Ltd. *	Ireland
Morebus Ltd.*	United Kingdom
Multimark Ltd.*	United Kingdom
Nitelites (Ireland) Ltd.*	Ireland
Nueva Leon*	Mexcio
Outdoor Advertising BV*	Netherlands
Outdoor CCWI BV*	Netherlands
Outdoor International Holdings BV*	Netherlands
Outstanding Media I Norge AS*	Norway
Outstanding Media Stockholm AB*	Sweden
Paneles Napsa. S.A. *	Peru
Parkin Advertising*	United Kingdom
Plakanda Aida GmbH*	Switzerland
Plakanda Awi AG*	Switzerland
Plakanda GmbH *	Switzerland
Plakanda Management AG*	Switzerland
Plakanda Ofex AG*	Switzerland

Name	Country Of Incorporation
Plakatron AG*	Switzerland
Planos AIE*	Spain
Postermobile Advertising Ltd.*	United Kingdom
Postermobile PLC.*	United Kingdom
Procom*	Chile
Pubbli A*	Italy
Publicidade Klimes Sao Paulo Ltda*	Brazil
Racklight*	Mexico
Radio Broadcasting Australia Pty Ltd.	Australia
Regentfile Ltd.*	United Kingdom
Rockbox Ltd.*	United Kingdom
Safir Publicite*	France
Score Ltd.*	United Kingdom
Score Outdoor (Midlands)*	United Kingdom
Score Outdoor (N. West) Ltd.*	United Kingdom
Score Outdoor (S. West)*	United Kingdom
Score Outdoor (Scotland) Ltd*	Scotland
Signways Ltd.*	United Kingdom
Simon*	Sweden
Sirocco International S.A.*	France
Sites International*	United Kingdom
Sn Mainosrinteet OY *	Finland
Sviluppo & Pubblicita Srl*	Italy
Taxi Media Holdings Ltd.*	United Kingdom
Taxi Media Ltd.*	United Kingdom
Team Relay*	United Kingdom
The Canton Property Co. Ltd.*	United Kingdom
The Kildoon Property Co. Ltd.*	United Kingdom
Torpix Ltd.*	United Kingdom
Town & City Posters Advertising. Ltd.*	United Kingdom
Tracemotion Ltd.*	United Kingdom
Trainer Advertising*	United Kingdom
Urbasur*	Spain
Van Wagner France SAS*	France
Vision Posters*	United Kingdom
Werab Werbung Hugo Wrage GmbH & Co KG*	Germany
Williams Display Excellence AB *	Sweden
Zangari*	Italy
* Following the IPO, Clear Channel Communications owns 90% of these entities.